UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 20, 2020

IMH Financial Corporation
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

000-52611	23-1537126
(Commission File Number)	(IRS Employer Identification No.)

7001 N. Scottsdale Rd., Suite # 2050 Scottsdale, Arizona	85253
(Address of Principal Executive Offices)	(Zip Code)

480-840-8400
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On July 23, 2020, IMH Financial Corporation (the “Company” or the “Debtor”) filed a voluntary petition in the U.S. Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) requesting relief under Chapter 11 of Title 11 of the United States Bankruptcy Code (the “Chapter 11 Proceeding”). The Chapter 11 Proceeding is being administered under the caption and case number: In re IMH Financial Corporation, Case No. 20-11858 (CSS).

On October 20, 2020, the Debtor filed with the Bankruptcy Court its monthly operating report for the period ended September 30, 2020 (the “Monthly Operating Report”). The Monthly Operating Report is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Current Report on Form 8-K (including the exhibit hereto) (this “Form 8-K”) will not be deemed an admission as to the materiality of any information disclosed herein. The Monthly Operating Report and other documents filed with the Bankruptcy Court are available for inspection at https://www.donlinrecano.com/Clients/imh/Index. Documents and other information available on such website are not part of this Form 8-K and are not deemed to be incorporated by reference in this Form 8-K.

The information contained in this Item 8.01, including Exhibit 99.1, are not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and are not deemed to be incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission (the “SEC”), whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding the Monthly Operating Report

The Company cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of the Company. The Monthly Operating Report is limited in scope, covers a limited time period and has been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Court. The Monthly Operating Report was not audited or reviewed by independent accountants, was not prepared in accordance with generally accepted accounting principles, is in a format prescribed by applicable bankruptcy laws or rules, and is subject to future adjustment and reconciliation. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Monthly Operating Report is complete. Results set forth in the Monthly Operating Report should not be viewed as indicative of future results.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements contained in this Form 8-K and the Monthly Operating Report may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Exchange Act. The Company may also make forward-looking statements in other reports filed with the SEC, in press releases, in presentations and in material delivered to the Company’s stakeholders, including creditors and shareholders. Forward-looking statements provide current expectations of future events based on management’s assumptions and assessments in light of past experience and trends, current economic and industry conditions, expected future developments, and other relevant factors. These statements encompass information that does not directly relate to any historical or current fact and often may be identified with words such as “believe,” “expect,” “estimate,” “anticipate,” “plan,” “may,” “will,” “intend” and other similar expressions.

Risks and uncertainties that may affect the Company’s operations and performance include, among others: risks and uncertainties associated with the Chapter 11 Proceedings; the effects of public health emergencies, including the COVID-19 pandemic; risks and uncertainties related to, and the impact of, cyber security threats and increased costs; an overall decline in the health of the U.S. economy and its impact on consumer confidence and spending; the Company’s access to adequate operating cash flow, trade credit, borrowed funds and capital to fund its operations and pay its obligations as they become due; risks related to the Company’s dependence on technology in the operation of its business; failure to protect consumer data; risks related to cybersecurity and e-commerce related fraud; factors beyond the Company’s control, including general economic and market conditions, fluctuations in the Company’s financial condition; and regulatory and legal risks.

The Company assumes no obligation to update or otherwise revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied will not be realized. Additional information concerning these risks and uncertainties is contained in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, as filed with the SEC and in the Company’s other filings with the SEC.

Section 9 - Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
99.1	Monthly Operating Report, dated October 20, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 23, 2020

IMH FINANCIAL CORPORATION

By:	/s/ Chadwick S. Parson
Chadwick S. Parson
Chief Executive Officer

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